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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                  July 22, 2003
                                -----------------
                Date of Report (Date of earliest event reported)

                           Wabash National Corporation
                                -----------------
             (Exact name of registrant as specified in its charter)

        Delaware                    1-10883               52-1375208
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     (State or other              (Commission            (IRS Employer
      jurisdiction
    of incorporation)              File No.)          Identification No.)

            1000 Sagamore Parkway South, Lafayette, Indiana    47905
       ------------------------------------------------------------------
           (Address of principal executive offices)           (Zip Code)

               Registrant's telephone number, including area code:
                                 (765) 771-5310
                               ------------------

                                 Not applicable
                               ------------------
          (Former name or former address, if changed since last report)

                             Exhibit Index on Page 4



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ITEM 9. REGULATION FD DISCLOSURE (INFORMATION PROVIDED UNDER ITEM 12 RESULTS OF
OPERATIONS AND FINANCIAL CONDITION)

         The following information is furnished pursuant to Item 12, "Results of Operations and Financial Condition."

         On July 22, 2003, Wabash National Corporation issued a press release relating to its second quarter 2003 results, which is attached hereto as Exhibits 99.1 and is incorporated herein by reference. Subsequently, on July 23, 2003, the Corporation issued a press release correcting certain information in the July 22, 2003 release. The July 23, 2003 release is attached hereto as
Exhibit 99.2 and is incorporated herein by reference.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         WABASH NATIONAL CORPORATION

Date:  July 22, 2003                     By:   /s/ MARK R. HOLDEN
                                               -------------------------
                                               Mark R. Holden
                                               Senior Vice President and
                                               Chief Financial Officer
                                               (Principal Financial Officer and
                                               Principal Accounting Officer)

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                                  EXHIBIT INDEX

   EXHIBIT NO.     DESCRIPTION
  --------------   ------------------------------------

       99.1        Press Release dated July 22, 2003

       99.2        Press Release dated July 23, 2003